
DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, 1997-I      REPORT DATE: October 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                       POOL REPORT #       4
REMITTANCE REPORT                                          Page 1 of 7
REPORTING MONTH:                       Sep-97




                                             Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                    Ending
Principal                  Scheduled          Prepaid               Liquidated        Contracts              Principal
Balance                    Principal          Principal             Principal         Repurchased            Balance
-----------------------------------------------------------------------------------------------------------------------------

 159,965,216.38        (187,338.77)          (667,398.38)       (29,769.14)            0.00               159,080,710.09
=============================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------

       Scheduled                                  Scheduled                                                  Amount
       Gross                Servicing             Pass Thru             Liquidation        Reserve           Available for
       Interest             Fee                   Interest              Proceeds           Fund Draw         Distribution
-----------------------------------------------------------------------------------------------------------------------------


    1,381,880.58            133,304.35          1,248,576.23          30,133.04              0.00        2,266,750.77
=============================================================================================================================




                                               Certificate Account
--------------------------------------------------------------------------------

        Beginning                          Deposits
         Balance               Principal            Interest       Distributions
--------------------------------------------------------------------------------
407,480.29                    880,873.38          1,353,021.72    (1,885,142.94)
================================================================================





----------------------------------------------------

            Investment               Ending
            Interest               Balance
----------------------------------------------------
            1,345.96             757,578.41
====================================================



                       P&I Advances at Distribution Date
--------------------------------------------------------------------------------


      Beginning             Recovered            Current            Ending
       Balance              Advances             Advances           Balance
--------------------------------------------------------------------------------



    637,750.81            621,408.76         780,895.10        797,237.15
================================================================================


DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, 1997-I             REPORT DATE: October 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                              POOL REPORT #           4
REMITTANCE REPORT
REPORTING MONTH:                                  Sep-97          Page 2 of 7


Class B Crossover Test                                                                         Test Met?
----------------------------------------------------------------------------                   ---------------
(a) Remittance date on or after January 2002                                                         N

(b) Average 60 day Delinquency rate <=        5%                                                  #DIV/0!

(c) Average 30 day Delinquency rate <=        7%                                                  #DIV/0!

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                JAN 2002 - JUNE 2003          7%                                                     N
                JULY 2003 - JUNE 2004         8%                                                     N
                JUNE 2004 and after           9%                                                     N



(e) Current realized loss ratio <=            2.75%                                                  Y

(f) Does Class B Percentage equal or
     exceed                                   29.750%
     of stated scheduled pool balance

                Beginning B-1 balance                                               14,929,000.00
                Beginning B-2 balance                                                        0.00
                                                                            ---------------------

                                                                                    14,929,000.00
                Divided by beginning pool
                balance                                                            159,965,216.38
                                                                            ---------------------
                                                                                            9.333%  N
                                                                            =====================








Average 60 day delinquency ratio:

                             Over 60s            Pool Balance            %
                       --------------------------------------------------------

Current Mo                        1,950,338.08          159,080,710.09   1.23%
1st Preceding Mo                          0.00            1,079,354.63   0.00%
2nd Preceding Mo                          0.00                    0.00  #DIV/0!
                                                         Divided by        3
                                                                      ---------
                                                                        #DIV/0!
                                                                      =========

Average 30 day delinquency ratio:


                             Over 30s            Pool Balance             %
                       --------------------------------------------------------

Current Mo                        4,312,553.50          159,080,710.09    2.71%
1st Preceding Mo                          0.00            1,139,113.89    0.00%
2nd Preceding Mo                          0.00                    0.00   #DIV/0!
                                                         Divided by         3
                                                                       ---------
                                                                         #DIV/0!
                                                                       =========

Cumulative loss ratio:

                          Cumulative losses                    (363.90)
                                            ------------------------
Divided by Initial Certificate Principal                161,394,769.00    0.000%
                                                                       =========



Current realized loss ratio:
                       Liquidation                   Pool
                              Losses                Balance
                       ---------------------------------------------




Current Mo                             (363.90)         159,080,710.09
1st Preceding Mo                          0.00                    0.00
2nd Preceding Mo                          0.00                    0.00
                                                                      -0.003%
                                                                    ============

DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, 1997-I             REPORT DATE: October 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                              POOL REPORT #             4
REMITTANCE REPORT                                                 Page 3 of 7
REPORTING MONTH:                                  Sep-97



                                                                    Delinquency Analysis

                                            31 to 59 days                60 to 89 days      90 days and Over           Total Delinq.
               No. of    Principal                Principal                 Principal           Principal               Principal
               Loans     Balance          #         Balance          #        Balance    #        Balance          #      Balance
               ---------------------------------------------------------------------------------------------------------------------

Non Repos     4,322    157,641,206.76     55        2,104,546.77     9    308,941.04    13     504,703.67       77     2,918,191.48

    Repos        42      1,439,503.33      7          257,668.65    14    526,001.63    20     610,691.74       41     1,394,362.02
          -------------------------------------------------------------------------------------------------------------------------

    Total     4,364    159,080,710.09     62        2,362,215.42    23    834,942.67    33   1,115,395.41      118     4,312,553.50
          =========================================================================================================================

                                                                                                              2.7%            2.71%
                                                                                                             =======================



                                              Repossession Analysis
                   Active Repos             Reversal       Current Month
                   Outstanding              (Redemption)   Repos                   Cumulative Repos
                      Principal              Principal          Principal            Principal
             #        Balance          #      Balance     #      Balance      #      Balance
         -----------------------------------------------------------------------------------------

Non Repos  42        1,439,503.33     0          0.00    29   1,057,745.88  43     1,469,382.96

    Repos


    Total






DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, 1997-I                     REPORT DATE: October 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                           POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH:                               Sep-97                                 Page 4 of 7

REPOSSESSION LIQUIDATION REPORT




                                      Liquidated                                                                          Net
   Account           Customer         Principal          Sales           Insur.          Total        Repossession    Liquidation
   Number              Name            Balance          Proceeds        Refunds         Proceeds        Expenses       Proceeds
------------------------------------------------------------------------------------------------------------------------------------
110104-7      S. Hollingsworth      29,769.14        31,337.09           0.00        31,337.09           0.00       31,337.09
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                                                                          0.00                           0.00
                                  --------------------------------------------------------------------------------------------------
                                    29,769.14        31,337.09           0.00        31,337.09           0.00       31,337.09
                                  ==================================================================================================





                                                                Net             Current
   Account           Customer             Unrecov.           Pass Thru         Period Net      Cumulative
   Number              Name               Advances            Proceeds        Gain/(Loss)    Gain/(Loss)
---------------------------------------------------------------------------------------------------------------
110104-7      S. Hollingsworth            1,204.05          30,133.04           363.90
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                                                 0.00             0.00
                                  --------------------------------------------------
                                          1,204.05          30,133.04           363.90          363.90
                                  ==================================================================


DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, 1997-I                REPORT DATE: October 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                 POOL REPORT #                4
REMITTANCE REPORT
REPORTING MONTH:                                   Sep-97            Page 5 of 7


ACCELERATED PRINCIPAL DISTRIBUTION CALCULATION:

               The Accelerated Principal Distribution is equal to the lesser of (A) or (C) - (B).


           (A) CURRENT CLASS X STRIP AMOUNT                                                                      324,210.94
                                                                                                        -------------------

           (B) CURRENT OVERCOLLATERALIZATION AMOUNT

                              The positive difference, if any, between

                                            Scheduled Principal Balance                                      159,965,216.38

                                            Certificate Principal Balance of all
                                              outstanding Classes of Certificates                            158,992,923.07
                                                                                                        -------------------

                                                                                                                 972,293.31
                                                                                                        -------------------

           (C) TARGET OVERCOLLATERALIZATION AMOUNT

                          (i) Prior to the Cross-over Date

                                            Scheduled Principal Balance as of the Cut-off Date                161,394,769.36

                                            Multiplied by                                                               1.25%
                                                                                                        --------------------

                                                                                                                2,017,434.62
                                                                                                        --------------------

                         (ii) Any other date of determination

                                Lesser of

                                        (x) Calculation in (i) above                                            2,017,434.62
                                                                                                        --------------------
                              or
                                        (y) Scheduled Principal Balance                                       159,965,216.38

                                            Multiplied by                                                               2.25%
                                                                                                        -------------------

                                                                                                                3,599,217.37
                                                                                                        --------------------

                              however, not less than

                                        (z) Scheduled Principal Balance as of the Cut-off Date                161,394,769.36

                                            Multiplied by                                                               0.50%
                                                                                                        --------------------

                                                                                                                  806,973.85
                                                                                                        --------------------

                                                                                                                2,017,434.62
                                                                                                        --------------------


               ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                          324,210.94
                                                                                                        --------------------




DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, 1997-I         REPORT DATE: October 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                          POOL REPORT #         4
REMITTANCE REPORT
REPORTING MONTH:                             Sep-97           Page 6 of 7

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                  Original              Beginning          Beginning        Current               Current
                Cert.            Certificate           Certificate         Carryover       Principal             Principal
                Class             Balances              Balances           Principal          Due                  Paid
------------------------------------------------------------------------------------------------------------------------------------

A-1                               34,713,000.00         32,311,154.07       0.00           884,506.29            884,506.29
A-1 Outstanding Writedown                                        0.00                            0.00

A-2                               25,021,000.00         25,021,000.00       0.00                 0.00                  0.00
A-2 Outstanding Writedown                                        0.00                            0.00

A-3                               19,982,000.00         19,982,000.00       0.00                 0.00                  0.00
A-3 Outstanding Writedown                                        0.00                            0.00

A-4                                7,105,000.00          7,105,000.00       0.00                 0.00                  0.00
A-4 Outstanding Writedown                                        0.00                            0.00

A-5                               20,813,000.00         20,813,000.00       0.00                 0.00                  0.00
A-5 Outstanding Writedown                                        0.00                            0.00

A-6                               19,867,000.00         19,867,000.00       0.00                 0.00                  0.00
A-6 Outstanding Writedown                                        0.00                            0.00

M                                 12,508,000.00         12,508,000.00       0.00                 0.00                  0.00
M Outstanding Writedown                                          0.00                            0.00

B-1                               14,929,000.00         14,929,000.00       0.00                 0.00                  0.00
B-1 Outstanding Writedown                                        0.00                            0.00

B-2                                6,456,769.00          6,456,769.00       0.00                 0.00                  0.00
B-2 Outstanding Writedown                                                                        0.00

Excess Asset Principal Balance             0.00            972,292.95       0.00                 0.00                  0.00
                                 ---------------------------------------------------------------------------------------------------

                                 161,394,769.00        159,965,216.02       0.00           884,506.29            884,506.29
                                 ===================================================================================================







                                   Ending            Accelerated             Ending                                Principal Paid
                Cert.            Carryover            Principal            Certificate              Pool             Per $1,000
                Class            Principal           Distribution           Balances               Factor           Denomination
-----------------------------------------------------------------------------------------------------------------------------------

A-1                                    0.00           324,210.94         31,102,437.20                 89.59882%        25.48
A-1 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

A-2                                    0.00                 0.00         25,021,000.00                100.00000%         0.00
A-2 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

A-3                                    0.00                 0.00         19,982,000.00                100.00000%         0.00
A-3 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

A-4                                    0.00                 0.00          7,105,000.00                100.00000%         0.00
A-4 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

A-5                                    0.00                 0.00         20,813,000.00                100.00000%         0.00
A-5 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

A-6                                    0.00                 0.00         19,867,000.00                100.00000%         0.00
A-6 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

M                                      0.00                 0.00         12,508,000.00                100.00000%         0.00
M Outstanding Writedown                                     0.00                  0.00                  0.00             0.00

B-1                                    0.00                 0.00         14,929,000.00                100.00000%         0.00
B-1 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

B-2                                    0.00                 0.00          6,456,769.00                100.00000%         0.00
B-2 Outstanding Writedown                                   0.00                  0.00                  0.00             0.00

Excess Asset Principal Balance         0.00          (324,210.94)         1,296,503.89
                               -------------------------------------------------------

                                       0.00                 0.00        159,080,710.09
                               =======================================================








DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, 1997-I             REPORT DATE: October 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                              POOL REPORT #        4
REMITTANCE REPORT
REPORTING MONTH:                          Sep-97                  Page 7 of 7


CERTIFICATE INTEREST ANALYSIS



           Certificate           Remittance     Beginning      Current                Total                Interest         Ending
              Class                 Rate         Balance       Accrual                 Paid               Shortfall         Balance
                               -----------------------------------------------------------------------------------------------------

A-1                              6.40000%       0.00           172,326.16             172,326.16            0.00               0.00
A-1  Carryover Interest          0.00           0.00                 0.00                   0.00            0.00               0.00
A-1  Writedown Interest          0.00           0.00                 0.00                   0.00            0.00               0.00

A-2                              6.55000%       0.00           136,572.96             136,572.96            0.00               0.00
A-2  Carryover Interest          0.00           0.00                 0.00                   0.00            0.00               0.00
A-2  Writedown Interest          0.00           0.00                 0.00                   0.00            0.00               0.00

A-3                              6.75000%       0.00           112,398.75             112,398.75            0.00               0.00
A-3  Carryover Interest          0.00           0.00                 0.00                   0.00            0.00               0.00
A-3  Writedown Interest          0.00           0.00                 0.00                   0.00            0.00               0.00

A-4                              6.90000%       0.00            40,853.75              40,853.75            0.00               0.00
A-4  Carryover Interest          0.00           0.00                 0.00                   0.00            0.00               0.00
A-4  Writedown Interest          0.00           0.00                 0.00                   0.00            0.00               0.00

A-5                              7.10000%       0.00           123,143.58             123,143.58            0.00               0.00
A-5  Carryover Interest          0.00           0.00                 0.00                   0.00            0.00               0.00
A-5  Writedown Interest          0.00           0.00                 0.00                   0.00            0.00               0.00

A-6                              7.37500%       0.00           122,099.27             122,099.27            0.00               0.00
A-6  Carryover Interest          0.00           0.00                 0.00                   0.00            0.00               0.00
A-6  Writedown Interest          0.00           0.00                 0.00                   0.00            0.00               0.00

M                                7.27500%       0.00            75,829.75              75,829.75            0.00               0.00
M  Carryover Interest            0.00           0.00                 0.00                   0.00            0.00               0.00
M  Writedown Interest            0.00           0.00                 0.00                   0.00            0.00               0.00

B-1                              7.52500%       0.00            93,617.27              93,617.27            0.00               0.00
B-1 Carryover Interest           0.00           0.00                 0.00                   0.00            0.00               0.00
B-1  Writedown Interest          0.00           0.00                 0.00                   0.00            0.00               0.00

B-2                              8.90000%       0.00            47,887.70              47,887.70            0.00               0.00
B-2 Carryover Interest           0.00           0.00                 0.00                   0.00            0.00               0.00
B-2 Writedown Interest           0.00           0.00                 0.00                   0.00            0.00               0.00

X                                         972,292.95           323,847.04                   0.00      323,847.04       1,296,139.99

R                                               0.00                 0.00                   0.00            0.00               0.00


Service Fee                                     0.00           133,304.35             133,304.35            0.00               0.00
                                   ----------------------------------------------------------------------------------------------

                                          972,292.95         1,381,880.58           1,058,033.54      323,847.04       1,296,139.99
                                   ==============================================================================================









                                Interest Paid
           Certificate          Per $1,000            Cert.                TOTAL
              Class             Denomination          Class             DISTRIBUTION
                              -------------------------------------------------------------------------

A-1                                  5.33              A-1               1,381,043.38
A-1  Carryover Interest              0.00
A-1  Writedown Interest              0.00

A-2                                  5.46              A-2                 136,572.96
A-2  Carryover Interest              0.00
A-2  Writedown Interest              0.00

A-3                                  5.63              A-3                 112,398.75
A-3  Carryover Interest              0.00
A-3  Writedown Interest              0.00

A-4                                  5.75              A-4                  40,853.75
A-4  Carryover Interest              0.00
A-4  Writedown Interest              0.00

A-5                                  5.92              A-5                 123,143.58
A-5  Carryover Interest              0.00
A-5  Writedown Interest              0.00

A-6                                  6.15              A-6                 122,099.27
A-6  Carryover Interest              0.00
A-6  Writedown Interest              0.00

M                                    6.06               M                   75,829.75
M  Carryover Interest                0.00
M  Writedown Interest                0.00

B-1                                  6.27              B-1                  93,617.27
B-1 Carryover Interest               0.00
B-1  Writedown Interest              0.00

B-2                                  7.42              B-2                  47,887.70
B-2 Carryover Interest               0.00
B-2 Writedown Interest               0.00

X                                                       X                        0.00

R                                                       R                        0.00


Service Fee                                                                133,304.35
                                                                       ---------------

                                                                         2,266,750.77
                                                                       ===============



CUMULATIVE X INTEREST SHORTFALL                    1,296,139.99
CUMULATIVE ACCELERATED PRINCIPAL DISTRIB          (1,296,503.89)
                                                  -----------------

      CUMULATIVE LOSSES                                 (363.90)
                                                  =================